SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          April 30, 2003
                                                --------------------------------


                         WORLDPORT COMMUNICATIONS, INC.
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               (Exact name of registrant as specified in charter)


Delaware                             000-25015                    84-1127336
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(State or other jurisdiction        (Commission                   (IRS Employer
      of incorporation)             file number)             Identification No.)


2626 Warrenville Road, Suite 400, Downers Grove, Il  60515            60089
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(Address of principal executive offices)                            (zip code)




Registrant's telephone number, including area code   (312) 456-2536
                                                  ------------------------------




                975 Weiland Road, Buffalo Grove, Illinois 60089
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          (Former name or former address, if changed since last report)





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Item 9.           Regulation FD Disclosure.
                  ------------------------

                  This Form 8-K is being filed to report information pursuant to
Item 12 - Results of Operations and Financial Condition. See Item 12 below.

Item 12.          Results of Operations and Financial Condition.
                  ---------------------------------------------

                  On April 30, 2003, WorldPort Communications, Inc. (the "Registrant") issued a press release ("Press Release") announcing its financial results the fiscal quarter ended March 31, 2003. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

(c)      Exhibits.
         --------

99.1     Press Release dated April 30, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          WORLDPORT COMMUNICATIONS, INC.
Date:  May 1, 2003


                                          By:      /s/ Jon Hicks
                                                --------------------------------
                                                   Jon Hicks, Vice President